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PROSPECTUS
January 31, 1999, as Revised April 1, 1999
Class I (Institutional) Shares

         Calvert Social Investment Fund (CSIF) Balanced
         CSIF Managed Index
         CSIF Equity
         CSIF Bond
         Calvert Capital Accumulation
         Calvert World Values International Equity
         Calvert New Vision Small Cap
         Calvert Income

These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any State Securities Commission, nor has the SEC or any State Securities Commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Note: Class I shares may not be available in all Funds. Please call 1-800-327-2109 for availability.


TABLE OF CONTENTS

     About the Funds
         Investment objective, strategy, past performance                 1
         Fees and Expenses                                                9
         Principal Investment Practices and Risks                        10
     About Social Investing
         Investment Selection Process and
              Socially Responsible Investment Criteria                   13
         High Social Impact Investments                                  15
         Special Equities                                                15
     About Your Investment
         Subadvisors and Portfolio Managers                              15
         Advisory Fees                                                   16
         How to Open an Account                                          17
         Important - How Shares are Priced                               17
         When Your Account Will be Credited                              17
         Other Calvert Group Features
              (Exchanges, Minimum Account Balance, etc.)                 17
         Dividends, Capital Gains and Taxes                              18
         How to Sell Shares                                              19
         Financial Highlights                                            20

CSIF Balanced (Note: Formerly known as CSIF Managed Growth)

Advisor                              Calvert Asset Management Company, Inc.
Subadvisors                                  Brown Capital Management, Inc.
                                               NCM Capital Management, Inc.

Objective
CSIF Balanced seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the investment and social criteria.

Principal investment strategies:

The Fund typically invests about 60% of its assets in stocks and 40% in bonds or other fixed-income investments. Stock investments are primarily common stock in large-cap companies, while the fixed-income investments are primarily a wide variety of investment grade bonds. CSIF Balanced invests in a combination of stocks, bonds and money market instruments in an attempt to provide a complete investment portfolio in a single product. The Advisor rebalances the Fund quarterly to adjust for changes in market value. The Fund is a large-cap, growth-oriented U.S. domestic portfolio, although it may have other investments, including some foreign securities and some mid-cap stocks. For the equity portion, the Fund seeks companies with better than average expected growth rates at lower than average valuations. The fixed-income portion reflects an active trading strategy, seeking total return and focuses on a duration target approximating the Lehman Aggregate Bond Index.

Equity investments are selected by the two Subadvisors, while the Advisor manages the fixed-income assets and determines the overall mix for the Fund depending upon its view of market conditions and economic outlook.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and social criteria. See "Investment Selection Process."

Principal risks:
You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:
         The stock or bond market goes down
         The individual stocks and bonds in the Fund do not perform as well as expected
         For the fixed-income portion of the Fund, the Advisor's forecast as to interest rates is not correct
         For the foreign securities held in the Fund, if foreign currency values go down versus the U.S. dollar
         The Advisor's allocation among different sectors of the stock and bond markets does not perform as well as expected

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bar Chart and Performance Table
The bar chart and table below show the Fund's annual returns and its long-term performance. Because Class I shares were not offered prior to 1999, the chart and table show the performance of the Class A shares at NAV. Class I returns would have been similar, except for its lower expenses. The table compares the Fund's performance over time to that of the Standard & Poor's 500 Index and the Lehman Aggregate Bond Index. It also shows the Fund's returns compared to the Lipper Balanced Funds Index. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calendar year-by-year Total Return (Class A return at NAV)
1989        18.73%         1994       -5.50%
1990         1.79%         1995       25.85%
1991        17.79%         1996        9.03%
1992         7.46%         1997       18.92%
1993         5.95%         1998       17.49%

Average Annual Total Returns (as of 12.31.98)
(Class A return at NAV)
                                        1 year       5 year       10 year
CSIF Balanced: Class A                  17.49%       12.62%       11.37%
S&P 500 Index Monthly Reinvested        28.74%       24.08%       19.20%
Lehman Aggregate Bond Index TR          8.69%        7.27%        9.26%
Lipper Balanced Funds Index             15.09%       13.87%       13.32%

(Note: Class I shares have No sales charge. The Class A returns above are shown at NAV (without deduction of the Class A sales charge).)

Best Quarter: (of period shown ) Q4 '98; 12.42%
Worst Quarter: (of period shown) Q3 '98; (6.47%)

CSIF Managed Index

Advisor           Calvert Asset Management Company, Inc.
Subadvisor        State Street Global Advisors

Objective
CSIF Managed Index seeks a total return after expenses which exceeds over time the total return of the Russell 1000 Index. It seeks to obtain this objective while maintaining risk characteristics similar to those of the Russell 1000 Index and through investments in stocks that meet the Fund's investment and social criteria. This objective may be changed by the Fund's Board of Trustees/Directors without shareholder approval.

Principal investment strategies:
The Fund invests in stocks that meet the social criteria and creates a portfolio whose characteristics closely resemble the characteristics of the Russell 1000 Index, while emphasizing the stocks which it believes offer the greatest potential of return.

CSIF Managed Index follows an enhanced index management strategy. Instead of passively holding a representative basket of securities designed to match the Russell 1000 Index, the Subadvisor actively uses a proprietary analytical model to attempt to enhance the Fund's performance, relative to the Index. The Fund may purchase stocks not in the Russell 1000 Index, but at least 65% of the Fund's total assets will be invested in stocks that are in the Index. Any investments not in the Index will meet the Fund's social screening criteria and be selected to closely mirror the Index's risk/return characteristics. The Subadvisor rebalances the Fund quarterly to maintain its relative exposure to the Index.

The first step of the investment strategy is to identify those stocks in the Russell 1000 Index which meet the Fund's social screening criteria. From this list of stocks, the Subadvisor chooses stocks that closely mirror the Index in terms of various factors such as industry weightings, capitalization, and yield. Even though certain industries may be eliminated from the Fund by the screens, the factor model permits mathematical substitutes which the Subadvisor expects to mimic the return characteristics of the missing industries and stocks.

The final step in the process is to apply the Subadvisor's proprietary valuation method which attempts to identify the stocks which have the greatest potential for superior performance. Each security identified for potential investment is ranked according to two separate measures: value and momentum of market sentiment. These two measures combine to create a single composite score of each stock's attractiveness. The Fund is constructed from securities that meet its social criteria, weighted through a mathematical process that seeks to reduce risk vis-a-vis the Russell 1000 Index. The Subadvisor expects to hold between 100 and 150 stocks.

The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Index is adjusted, or reconstituted, annually. As of the latest reconstitution, the average market capitalization of the Russell 1000 was approximately $7.6 billion.

Tracking the Index
The Subadvisor expects a tracking error over time of no more than 2.5%, although there can be no guarantee such results will be achieved. The Fund's ability to track the Index will be monitored by analyzing returns to ensure that the returns are reasonably consistent with Index returns. Any deviations of realized returns from the Index which are in excess of those expected will be analyzed for sources of variance. Where variations are deemed to be systematic or associated with a particular feature of the investment process, the constraints on the Fund associated with that factor may be adjusted to ensure a higher degree of correlation to the Index.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and social criteria. See "Investment Selection Process."

Principal risks:

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

         The stock market or the Russell 1000 Index goes down
         The individual stocks in the Fund or the index modeling portfolio do not perform as well as expected
         An index fund has operating expenses; a market index does not. The Fund - while expected to track its target index as closely as possible while satisfying its own investment and social criteria - will not be able to match the performance of the index exactly

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not sponsored, sold, promoted or endorsed by the Frank Russell Company.

(No performance results are shown for CSIF Managed Index since its inception was 4/15/98.)

CSIF Equity

Advisor                              Calvert Asset Management Company, Inc.
Subadvisors                      Atlanta Capital Management Company, L.L.C.

Objective
CSIF Equity seeks growth of capital through investment in stocks of issuers in industries believed to offer opportunities for potential capital appreciation and which meet the Fund's investment and social criteria.

Principal investment strategies:

The Fund invests primarily in the common stocks of large-cap companies having, on average, market capitalization of at least $1 billion. Investment returns will be mostly from changes in the price of the Fund's holdings (capital appreciation).

The Subadvisor looks for growing companies with a history of steady earnings growth. Companies are selected based on the Subadvisor's opinion that the company has the ability to sustain growth through growing profitability and that the stock is favorably priced with respect to those growth expectations.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and social criteria. See "Investment Selection Process."

Principal risks:
You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

         The stock market goes down
         The individual stocks in the Fund do not perform as well as expected

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bar Chart and Performance Table
The bar chart and table below show the Fund's annual returns and its long-term performance. Because Class I shares were not offered prior to 1999, the chart and table show the performance of the Class A shares at NAV. Class I returns would have been similar, except for its lower expenses. The table compares the Fund's performance over time to that of the Standard & Poor's 500 Index. It also shows the Fund's returns compared to the Lipper Growth Funds Index. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

BAR CHART
Calendar year-by-year Total Return (Class A return at NAV)

1989        27.45%         1994      -12.06%
1990        -4.87%         1995       20.29%
1991        21.93%         1996       21.68%
1992         8.37%         1997       19.63%
1993         2.13%         1998       10.89%

Best Quarter: (of periods shown)    Q2 '89; 11.73%
Worst Quarter: (of periods shown)   Q2 '93; (17.56%)

Average annual total returns (as of 12.31.98)
(Class A return at NAV)
                                        1 year       5 years      10 years
CSIF Equity: Class A                    10.89%       11.24%       10.79%
S&P 500 Index Monthly Reinvested        28.74%       24.08%       19.20%
Lipper Growth Funds Index               25.69%       19.82%       17.21%

(Note: Class I shares have No sales charge. The Class A returns above are shown at NAV (without deduction of the Class A sales charge).)

Calvert Capital Accumulation

Advisor                              Calvert Asset Management Company, Inc.
Subadvisor                                   Brown Capital Management, Inc.

Objective
Capital Accumulation seeks to provide long-term capital appreciation by investing primarily in mid-cap stocks that meet the Fund's investment and social criteria. This objective may be changed by the Fund's Board of Trustees/Directors without shareholder approval.

Principal investment strategies -- investments are primarily in the common stocks of mid-size companies.
Returns in the Fund will be mostly from the changes in the price of the Fund's holdings (capital appreciation.) The Fund currently defines mid-cap companies as those within the range of market capitalizations of the S & P's Mid-cap 400 Index. Most companies in the Index have a capitalization of $500 million to $10 billion. Stocks chosen for the Fund combine growth and value characteristics or offer the opportunity to buy growth at a reasonable price.

The Subadvisor favors companies which have an above market average prospective growth rate, but sell at below market average valuations. The Subadvisor evaluates each stock in terms of its growth potential, the return for risk free investments and the risk and reward potential for the company to determine a reasonable price for the stock.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and social criteria. See "Investment Selection Process."

Principal risks:
You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

         The stock market goes down
         The individual stocks in the Fund do not perform as well as expected
         The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have greater impact on the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bar Chart and Performance Table
The bar chart and table below show the Fund's annual returns and its long-term performance. Because Class I shares were not offered prior to 1999, the chart and table show the performance of the Class A shares at NAV. Class I returns would have been similar, except for its lower expenses. The table compares the Fund's performance over time to that of the Standard & Poor's Mid-Cap 400 Index. It also shows the Fund's returns compared to the Lipper Mid-Cap Funds Index. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calendar year-by-year Total Return (Class A return at NAV)

1995        36.75%
1996         9.37%
1997        22.02%
1998        29.35%

Best Quarter: (of periods shown)    Q4 '98; 25.03%
Worst Quarter: (of periods shown)   Q3 '98; (14.00%)

Average annual total returns (as of 12.31.98)
(Class A return at NAV)
                                    1 year       5 years      10 years
Capital Accumulation Class A        29.35%       NA1          NA
S&P Mid-Cap 400 Index               18.25%       NA           NA
Lipper Mid-Cap Funds Index          13.92%       NA           NA

1 Since inception "A" (10/31/94) 23.52; S&P Mid Cap 400 Index 22.77; and Lipper Mid-Cap Funds Index 18.36.
(Note: Class I shares have No sales charge. The Class A returns above are shown at NAV (without deduction of the Class A sales charge).)

Calvert World Values International Equity Fund

Advisor                              Calvert Asset Management Company, Inc.
Subadvisor                             Murray Johnstone International, Ltd.

Objective
CWVF International Equity seeks to provide a high total return consistent with reasonable risk by investing primarily in a globally diversified portfolio of stocks that meet the Fund's investment and social criteria.

Principal investment strategies:
The Fund identifies those countries with markets and economies that it believes currently provide the most favorable climate for investing. The Fund invests primarily in the common stocks of mid- to large-cap companies using a value approach. The Subadvisor selects countries based on a "20 questions" model which uses macro- and micro-economic inputs to rank the attractiveness of markets in various countries. Within each country, the Subadvisor uses valuation techniques that have been shown to best determine value within that market. In some countries, the valuation process may favor the comparison of price-to-cash-flow while in other countries, price-to-sales or price-to-book may be more useful in determining which stocks are undervalued.

The Fund invests primarily in more developed economies and markets. No more than 5% of Fund assets are invested in the U.S. (excluding High Social Impact and Special Equities investments).

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and social criteria. See "Investment Selection Process."

Principal risks:
You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

         The stock markets (including those outside the U.S.) go down
         The individual stocks in the Fund do not perform as well as expected Foreign currency values go down versus the U.S. dollar

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bar Chart and Performance Table
The bar chart and table below show the Fund's annual returns and its long-term performance. Because Class I shares were not offered prior to 1999, the chart and table show the performance of the Class A shares at NAV. Class I returns would have been similar, except for its lower expenses. The table compares the Fund's performance over time to that of the Morgan Stanley Capital International EAFE Index. It also shows the Fund's returns compared to the Lipper International Funds Index. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calendar year-by-year Total Return (Class A return at NAV)
1993        25.78%
1994        -2.66%
1995        11.81%
1996        12.02%
1997         6.57%
1998        16.10%

Best Quarter: (of periods shown)    Q4 '98; 17.97%
Worst Quarter: (of periods shown)   Q3 '98; (14.82%)

Average Annual Total Returns (as of 12.31.98)
(Class A return at NAV)

                                        1 year       5 years      10 years
CWVF International Equity.: Class A     16.10%       8.57%        NA1
MSCI EAFE Index GD                      20.33%       9.50%        NA
Lipper International Funds Index        12.66%       8.59%        NA

1 Inception "A" (7/31/92) 10.08%; MSCI EAFE Index GD 12.25%; and Lipper International Funds Index 11.75%. The month end date of 7/31/92 is used for comparison purposes only, actual fund inception is 7/2/92.

(Note: Class I shares have No sales charge. The Class A returns above are shown at NAV (without deduction of the Class A sales charge).)

Calvert New Vision Small Cap

Advisor                              Calvert Asset Management Company, Inc.
Subadvisor                                      Awad Asset Management, Inc.

Objective
New Vision Small Cap seeks to provide long-term capital appreciation by investing primarily in small-cap stocks that meets the Fund's investment and social criteria. This objective may be changed by the Fund's Board of Trustees/Directors without shareholder approval.

Principal Investment Strategies
At least 65% of the Fund's assets will be invested in the common stocks of small-cap companies. Returns in the Fund will be mostly from the changes in the price of the Fund's holdings (capital appreciation). The Fund currently defines small-cap companies as those with market capitalization of $1 billion or less at the time the Fund initially invests.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and social criteria. See "Investment Selection Process."

Principal risks:
You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

         The stock market goes down
         The individual stocks in the Fund do not perform as well as expected Prices of small-cap stocks may respond to market activity differently than larger more established companies

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bar Chart and Performance Table

The bar chart and table below show the Fund's annual returns and its long-term performance. Because Class I shares were not offered prior to 1999, the chart and table show the performance of the Class A shares at NAV. Class I returns would have been similar, except for its lower expenses. The table compares the Fund's performance over time to that of the Russell 2000 Index. It also shows the Fund's returns compared to the Lipper Small-Cap Funds Index. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calendar year-by-year Total Return (Class A return at NAV)
1998        -9.43%

Best Quarter: (of periods shown)    Q2 '97; 15.51%
Worst Quarter: (of periods shown)   Q3 '98; (21.82%)

Average Annual Total Returns (as of 12.31.98)
(Class A return at NAV)
                                    1 year       5 years      10 years
New Vision Small Cap: Class A       -9.43%       NA1          NA
Russell 2000 Index TR               -2.55%       NA           NA
Lipper Small-Cap Funds Index        -0.85%       NA           NA

1 From inception (1/31/97) -5.16%; Russell 2000 Index TR 8.48%; Lipper Small-Cap Funds Index 8.56%.

(Note: Class I shares have No sales charge. The Class A returns above are shown at NAV (without deduction of the Class A sales charge).)

Calvert Income

Advisor           Calvert Asset Management Company, Inc.

Objective
Calvert Income Fund seeks to maximize long-term income, to the extent consistent with prudent investment management and preservation of capital, through investment in bonds and other income producing securities.

Principal Investment Strategies
The Fund uses an active strategy, seeking relative value to earn incremental income. The Fund typically invests at least 65% of its assets in investment grade debt securities.

Principal risks:

You could lose money on your investment in the Fund, or the Fund could underperform, for any of the following reasons:

         The bond market goes down.
         The individual bonds in the Fund do not perform as well as expected.
         The Advisor's forecast as to interest rates is not correct.
         The Advisor's allocation among different sectors of the bond market does not perform as well as expected.
         The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single bond may have greater impact on the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bar Chart and Performance Table

The bar chart and table below show the Fund's annual returns and its long-term performance. Because Class I shares were not offered prior to 1999, the chart and table show the performance of the Class A shares at NAV. Class I returns would have been similar, except for its lower expenses. The table compares the Fund's performance over time to that of the Lehman Aggregate Bond Index. It also shows the Fund's returns compared to the Lipper Corporate Debt Funds BBB Rated Index. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.


Calendar year-by-year Total Return (Class A return at NAV)

1989        15.08%         1994       -6.83%
1990         4.23%         1995       18.65%
1991        18.20%         1996        3.61%
1992         7.43%         1997       11.40%
1993        12.27%         1998       10.48%

Best Quarter: (of periods shown)    Q2 '89;  7.38%
Worst Quarter: (of periods shown)   Q1 '94; (4.56)%

Average Annual Total Returns (as of 12.31.98)
(Class A return at NAV)
                                      1 year       5 years      10 years
Calvert Income: Class A               10.48%       7.11%        10.09%
Lehman Aggregate Bond Index TR        8.69%        7.27%         9.26%
Lipper Corporate Debt Funds
     BBB Rated Index                  5.98%        6.92%        8.93%


(Note: Class I shares have No sales charge. The Class A returns above are shown at NAV (without deduction of the Class A sales charge).)

CSIF Bond

Advisor                              Calvert Asset Management Company, Inc.

Objective
CSIF Bond seeks to provide as high a level of current income as is consistent with prudent investment risk and preservation of capital through investment in bonds and other straight debt securities meeting the Fund's investment and social criteria.

Principal investment strategies:
The Fund uses an active strategy, seeking relative value to earn incremental income. The Fund typically invests at least 65% of its assets in investment grade debt securities.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and social criteria. See "Investment Selection Process."

Principal risks:
You could lose money on your investment in the Fund, or the Fund could underperform, for any of the following reasons:

         The bond market goes down
         The individual bonds in the Fund do not perform as well as expected The Advisor's forecast as to interest rates is not correct
         The Advisor's allocation among different sectors of the bond market does not perform as well as expected
         The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single bond may have greater impact on the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bar Chart and Performance Table
The bar chart and table below show the Fund's annual returns and its long-term performance. Because Class I shares were not offered prior to 1999, the chart and table show the performance of the Class A shares at NAV. Class I returns would have been similar, except for its lower expenses. The table compares the Fund's performance over time to that of the Lehman Aggregate Bond Index. It also shows the Fund's returns compared to the Lipper Corporate Debt Funds A Rated Index. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calendar year-by-year Total Return (Class A return at NAV)
1989        13.56%         1994       -5.80%
1990         8.30%         1995       17.39%
1991        15.75%         1996        2.92%
1992         6.72%         1997        9.87%
1993        11.64%         1998        6.13%

Best Quarter: (of periods shown)    Q3 '91; 5.99%
Worst Quarter: (of periods shown)   Q1 '94; (3.57%)

Average Annual Total Returns (as of 12.31.98)
(Class A return at NAV)
                                      1 year       5 years      10 years
CSIF Bond: Class A                    6.13%        5.82%        8.45%
Lehman Aggregate Bond Index TR        8.69%        7.27%        9.26%
Lipper Corporate Debt Funds
     A Rated Index                    7.31%        6.61%        8.85%

(Note: Class I shares have No sales charge. The Class A returns above are shown at NAV (without deduction of the Class A sales charge).)

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund. Annual Fund operating expenses are deducted from Fund assets.


CLASS I

Annual fund operating expenses

                           CSIF Balanced2        CSIF Managed Index
Management fees                    .55                   .70
Distribution and service
     (12b-1) fees                 none                  none
Other expenses                     .20                   .33
Total annual fund
     operating expenses            .75                  1.03
Fee waiver and/or
     expense reimbursement1         --                 (.28)
Net expenses                       .75                   .75

                           CSIF Equity2          Calvert Capital
                                                 Accumulation2
Management fees                    .60                   .75
Distribution and service
     (12b-1) fees                 none                  none
Other expenses                     .31                   .33
Total annual fund
     operating expenses            .91                  1.08
Fee waiver and/or
     expense reimbursement1      (.11)                 (.28)
Net expenses                       .80                   .80

                           CWVF International    Calvert New Vision
                           Equity                Small Cap Fund3
Management fees                    .90                   .85
Distribution and service
     (12b-1) fees                 none                  none
Other expenses                     .35                   .40
Total annual fund
     operating expenses           1.25                  1.25
Fee waiver and/or
     expense reimbursement1      (.20)                 (.43)
Net expenses                      1.05                   .82

                           CSIF Bond             Calvert Income3
Management fees                    .45                   .50
Distribution and service
     (12b-1) fees                 none                  none
Other expenses                     .34                   .50
Total annual fund
     operating expenses            .79                  1.00
Fee waiver and/or
     expense reimbursement1      (.19)                 (.28)
Net expenses                       .60                   .72

Explanation of Fees and Expenses Table
Expenses are based on estimates for the current fiscal year. Management fees include the Subadvisory fees paid by the Advisor ("CAMCO") to the Subadvisors, and, if applicable, the administrative fee paid by the Fund to Calvert Administrative Services Company, an affiliate of CAMCO.

1CAMCO has agreed to waive fees and/or reimburse expenses (net of any expense offset arrangements) for all of the Funds' Class I shares through December 31, 1999. The contractual expense cap is shown as "Net Expenses", this is the maximum amount that may be charged to the Funds for this period. 2The Management fees for CSIF Balanced, CSIF Equity, and Calvert Capital Accumulation have been restated to reflect changes approved by shareholders in early 1999. See "About Calvert Group--Advisory Fees".
3Expenses have been restated to reflect expenses expected to be incurred in 1999.

Example
This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.
The example assumes that:

You invest $1,000,000 in the Fund for the time periods indicated;
Your investment has a 5% return each year; and The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be as follows if the Class I shares are held for 1, 3, 5 or 10 years:

CSIF Balanced                       CWVF International Equity

1           $7,659                  1         $10,707
3          $23,969                  3         $37,679
5          $41,693                  5         $66,710
10         $93,032                  10       $149,369

Capital Accumulation                CSIF Managed Index

1           $8,168                  1          $7,659
3          $31,566                  3         $29,996
5          $56,835                  5         $54,141
10        $129,200                  10       $123,408

New Vision Small Cap                Calvert Income
1           $8,371                  1          $7,354
3          $35,402                  3         $29,053
5          $64,498                  5         $52,522
10        $147,340                  10       $119,919

CSIF Equity                         CSIF Bond
1           $8,168                  1          $6,132
3          $27,916                  3         $23,329
5          $49,312                  5         $42,004
10        $110,947                  10        $96,022

Principal Investment Practices and Risks
The most concise description of each Fund's principal investment strategies and associated risks is under the risk-return summary for each Fund. The Funds are also permitted to invest in certain other investments and to use certain investment techniques that have higher risks associated with them. On the following pages are brief descriptions of the investments and techniques summarized in the risk-return summary, along with certain additional investment techniques and their risks.

For each of the investment practices listed, the table below shows each Fund's limitations as a percentage of its assets and the principal types of risk involved. (See the pages following the table for a description of the types of risks). Numbers in this table show maximum allowable amount only; for actual usage, consult the Fund's annual/semi-annual reports.

Key to Table
@        Fund currently uses
0        Permitted, but not typically used
         (% of assets allowable, if restricted)
--       Not permitted
xN       Allowed up to x% of fund's net assets
xT       Allowed up to x% of Fund's total assets
NA       Not applicable to this type of fund

Column 1 = Explanation of Practice
Column 2 = CSIF Balanced
Column 3 = CSIF Managed Index
Column 4 = CSIF Equity
Column 5 = Capital Accumulation
Column 2 = CWVF International Equity
Column 7 = Calvert New Vision Small Cap
Column 8 = CSIF Bond
Column 9 = Calvert Income

Investment Practices
-------------------------------------------------------------------------------
Column 1              2      3      4      5      6      7      8      9

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Active Trading        @      0      0      0      0      0      @      @
Strategy/Turnover
involves selling a
security soon after
purchase. An active
trading strategy
causes a fund to have
higher portfolio
turnover compared to
other funds and
higher transaction
costs, such as
commissions and
custodian and
settlement fees, and
may increase a Fund's
tax liability. Risks:
Opportunity, Market
and Transaction.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Temporary Defensive
Positions.            0      0      0      0      0      0      0      0
During adverse                      (35T)                       (35T)
market, economic or
political conditions,
the Fund may depart
from its principal
investment strategies
by increasing its
investment in U.S.
government securities
and other short-term
interest-bearing
securities. During
times of any
temporary defensive
positions, a Fund may
not be able to
achieve its
investment objective
Risks: Opportunity.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Hedging Securities.
The use of short      --     --     --     --     --     --     --     @
sales of US Treasury
securities for the
limited purpose of
hedging the Fund's
duration (duration is
a measure of
the interest
rate-sensitivity of
the Fund). Any short
sales are "covered"
with
an equivalent amount
of high quality,
liquid securities in
a segregated
account at the
Fund's  custodian.
Risks: Correlation,
Management and
Opportunity

-------------------------------------------------------------------------------

Conventional Securities
-------------------------------------------------------------------------------

Foreign Securities.   25N    --     25N    @      25N    15T1   25N    30N
Securities issued by
companies located
outside the U.S.
and/or traded
primarily on a
foreign exchange.
Risks: Market,
Currency,
Transaction,
Liquidity,
Information and
Political.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Small Cap Stocks.
Investing in small    0      NA     0      0      0      @      NA     --
companies involves
greater risk than
with more established
companies. Small cap
stock prices are more
volatile and the
companies often have
limited product
lines, markets,
financial resources,
and management
experience. Risks:
Market, Liquidity and
Information.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Investment grade
bonds. Bonds rated    @      Na     0      0      0      0      @      @
BBB/Baa or higher or
comparable unrated
bonds. Risks:
Interest Rate, Market
and Credit.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Below-investment      20N3   NA     20N3   10N3   5N3    5N3    20N3   35N
grade bonds. Bonds
rated below BBB/Baa
or comparable unrated
bonds are considered
junk bonds. They are
subject to greater
credit risk than
investment grade
bonds. Risks: Credit,
Market, Interest
Rate, Liquidity and
Information.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Unrated debt          @      NA     0      0      0      0      @      @
securities. Bonds
that have not been
rated by a recognized
rating agency; the
Advisor has
determined the credit
quality based on its
own research. Risks:
Credit, Market,
Interest Rate,
Liquidity and
Information.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Illiquid securities.
Securities which      15N    15N    15N    15N    15N    15N    15N    15N
cannot be readily
sold because there is
no active market.
Risks: Liquidity,
Market and
Transaction.

-------------------------------------------------------------------------------

Unleveraged derivative securities
-------------------------------------------------------------------------------

Asset-backed          @      NA     0      0      0      0      @      @
securities.
Securities are backed
by unsecured debt,
such as credit card
debt. These
securities are often
guaranteed or
over-collateralized
to enhance their
credit quality.
Risks: Credit,
Interest Rate and
Liquidity.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Mortgage-backed
securities.           @      NA     0      0      0      0      @      @
Securities are backed
by pools of
mortgages, including
passthrough
certificates, and
other senior classes
of collateralized
mortgage obligations
(CMOs). Risks:
Credit, Extension,
Prepayment, Liquidity
and Interest Rate.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Participation
interests. Securities
representing an
interest in another   0      NA     0      0      0      0      0      0
security or in bank
loans. Risks: Credit,
Interest Rate and
Liquidity.

-------------------------------------------------------------------------------

Leveraged derivative instruments
-------------------------------------------------------------------------------
Currency contracts.
Contracts involving
the right or          0      NA     0      5T     5T     --     0      0
obligation to buy or
sell a given amount
of foreign currency
at a specified price
and future date.
Risks: Currency,
Leverage,
Correlation,
Liquidity and
Opportunity.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Options on securities
and indices.          5T3    5T3    5T3    5T3    5T3    5T3    5T3    5T3
Contracts giving the
holder the right but
not the obligation to
purchase or sell a
security (or the cash
value, in the case of
an option on an
index) at a specified
price within a
specified time. In
the case of selling
(writing) options,
the Funds will write
call options only if
they already own the
security (if it is
"covered"). Risks:
Interest Rate,
Currency, Market,
Leverage,
Correlation,
Liquidity, Credit and
Opportunity.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Futures contract.     0      0      0      0      0      0      0      0
Agreement to buy or   5N     5N     5N     5N     5N     5N     5N     5N
sell a specific
amount of a commodity
or financial
instrument at a
particular price on a
specific future date.
Risks: Interest Rate,
Currency, Market,
Leverage,
Correlation,
Liquidity and
Opportunity.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Structured securities
Indexed and/or
leveraged             0      NA     NA     NA     0      NA     0      0
mortgage-backed and
other debt
securities, including
principal-only and
interest-only
securities, leveraged
floating rate
securities, and
others. These
securities tend to be
highly sensitive to
interest rate
movements and their
performance may not
correlate to these
movements in a
conventional fashion.
Risks: Credit,
Interest Rate,
Extension,
Prepayment, Market,
Leverage, Liquidity
and Correlation.
-------------------------------------------------------------------------------

1 New Vision may invest only in American Depositary Receipts (ADRs) - dollar-denominated receipts representing shares of a foreign issuer. ADRs are traded on U.S. exchanges. See the SAI.
2 Excludes any high social impact investments.
3 Based on net premium payments

The Funds have additional investment policies and restrictions that are not principal to their investment strategies (for example, repurchase agreements, borrowing, pledging, and reverse repurchase agreements, securities lending, when-issued securities and short sales.) These policies and restrictions are discussed in the SAI.

Types of Investment Risk

Correlation risk
This occurs when a Fund "hedges"- uses one investment to offset the Fund's position in another. If the two investments do not behave in relation to one another the way Fund managers expect them to, then unexpected or undesired results may occur. For example, a hedge may eliminate or reduce gains as well as offset losses.

Credit risk
The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Currency risk
Currency risk occurs when a Fund buys, sells or holds a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when a Fund's investments are converted to U.S. dollars.

Extension risk
The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Information risk
The risk that information about a security or issuer or the market might not be available, complete, accurate or comparable.

Interest rate risk
The risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/"stripped" coupon securities ("strips") are subject to greater interest rate risk.

Leverage risk
The risk that occurs in some securities or techniques which tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount actually invested.

Liquidity risk
The risk that occurs when investments cannot be readily sold. A Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Management risk
This risk exists in all mutual funds and means that a Fund's portfolio management practices might not work to achieve their desired result.

Market risk
The risk that exists in all mutual funds and means the risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment's value.

Opportunity risk
The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk
The risk that may occur with foreign investments, and means that the value of an investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

Prepayment risk
The risk that unanticipated prepayments may occur, reducing the value of a mortgage-backed security. The Fund must then reinvest those assets at the current market rate, which may be lower.

Transaction risk
The risk that a Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual

Investment Selection Process (not applicable to Calvert Income Fund)

Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and social criteria.
Potential investments for a Fund are first selected for financial soundness and then evaluated according to that Fund's social criteria. To the greatest extent possible, Calvert Social Investment Fund (CSIF) and Calvert World Values International Equity Fund (CWVF) seek to invest in companies that exhibit positive accomplishments with respect to one or more of the social criteria. Investments for all Funds must meet the minimum standards for all its financial and social criteria.

Although each Fund's social criteria tend to limit the availability of investment opportunities more than is customary with other investment companies, CAMCO and the Subadvisors of the Funds believe there are sufficient investment opportunities to permit full investment among issuers which satisfy each Fund's investment and social objectives.

The selection of an investment by a Fund does not constitute endorsement or validation by that Fund, nor does the exclusion of an investment necessarily reflect failure to satisfy the Fund's social criteria. Investors are invited to send a brief description of companies they believe might be suitable for investment.

Socially Responsible Investment Criteria
The Funds invest in accordance with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. In addition, we believe that there are long-term benefits in an investment philosophy that demonstrates concern for the environment, labor relations, human rights and community relations. Those enterprises that exhibit a social awareness in these issues should be better prepared to meet future societal needs. By responding to social concerns, these enterprises should not only avoid the liability that may be incurred when a product or service is determined to have a negative social impact or has outlived its usefulness, but also be better positioned to develop opportunities to make a profitable contribution to society. These enterprises should be ready to respond to external demands and ensure that over the longer term they will be viable to seek to provide a positive return to both investors and society as a whole.

Each Fund has developed social investment criteria, detailed below. These criteria represent standards of behavior which few, if any, organizations totally satisfy. As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by CAMCO and the Subadvisors. All social criteria may be changed by the Board of Trustees/Directors without shareholder approval.

Calvert Social Investment Fund

CSIF seeks to invest in companies that:

 Deliver safe products and services in ways that sustain our natural environment. For example, CSIF looks for companies that produce energy from renewable resources, while avoiding consistent polluters.

 Manage with participation throughout the organization in defining and achieving objectives. For example, CSIF looks for companies that offer employee stock ownership or profit-sharing plans.

 Negotiate fairly with their workers, provide an environment supportive of their wellness, do not discriminate on the basis of race, gender, religion, age, disability, ethnic origin, or sexual orientation, do not consistently violate regulations of the EEOC, and provide opportunities for women, disadvantaged minorities, and others for whom equal opportunities have often been denied. For example, CSIF considers both unionized and non-union firms with good labor relations.

 Foster awareness of a commitment to human goals, such as creativity, productivity, self-respect and responsibility, within the organization and the world, and continually recreates a context within which these goals can be realized. For example, CSIF looks for companies with an above average commitment to community affairs and charitable giving.

CSIF will not invest in companies that the Advisor determines to be significantly engaged in:

 Production, or the manufacture of equipment, to produce nuclear energy

 Business activities in support of repressive regimes

 Manufacture of weapon systems

 Manufacture of alcoholic beverages or tobacco products

 Operation of gambling casinos

With respect to U.S. government securities, CSIF invests primarily in debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government whose purposes further or are compatible with CSIF's social criteria, such as obligations of the Student Loan Marketing Association, rather than general obligations of the U.S. Government, such as Treasury securities.

Calvert World Values International Equity Fund

The spirit of Calvert World Values International Equity Fund's social criteria is similar to CSIF, but the application of the social analysis is significantly different. International investing brings unique challenges in terms of corporate disclosure, regulatory structures, environmental standards, and differing national and cultural priorities. Due to these factors, the CWVF social investment standards are less stringent than those of CSIF.

CWVF seeks to invest in companies that:

 Achieve excellence in environmental management. We select investments that take positive steps toward preserving and enhancing our natural environment through their operations and products. We avoid companies with poor environmental records.

 Have positive labor practices. We consider the International Labor Organization's basic conventions on worker rights as a guideline for our labor criteria. We seek to invest in companies that hire and promote women and ethnic minorities; respect the right to form unions; comply, at a minimum, with domestic hour and wage laws; and provide good health and safety standards. We avoid companies that demonstrate a pattern of engaging in forced, compulsory, or child labor.

CWVF avoids investing in companies that:

 Contribute to human rights abuses in other countries 1

 Produce nuclear power or nuclear weapons, or have more than 10% of revenues derived from the production or sale of weapons systems

 Derive more than 10% of revenues from the production of alcohol or tobacco products, but actively seeks to invest in companies whose products or services improve the quality of or access to health care, including public health and preventative medicine

Calvert Capital Accumulation Fund
Calvert New Vision Small Cap Fund

The Funds carefully review company policies and behavior regarding social issues important to quality of life such as:

          environment
          employee relations
          product criteria
          weapons systems
          nuclear energy
          human rights

Both Funds will avoid investing in companies that have:

 Significant or historical patterns of violating environmental regulations, or otherwise have an egregious environmental record
 Significant or historical patterns of discrimination against employees on the basis of race, gender, religion, age, disability or sexual orientation, or that have major labor-management disputes
 Nuclear power plant operators and owners, or manufacturers of key components in the nuclear power process
 Significantly engaged in weapons production( including weapons systems contractors and major nuclear weapons systems contractors)
 Significantly involved in the manufacture of tobacco or alcohol products Products or offer services that, under proper use, are considered harmful

The Advisor will seek to review companies' overseas operations consistent with the social criteria stated above.

While Capital Accumulation and New Vision may invest in companies that exhibit positive social characteristics, they make no explicit claims to seek out companies with such practices.

1 CWVF may invest in companies that operate in countries with poor human rights records if we believe the companies are making a positive contribution.

High Social Impact Investments - CSIF Balanced, Bond and Equity, Calvert World Values International Equity, Capital Accumulation and New Vision

High Social Impact Investments is a program that targets a percentage of the Fund's assets (up to 1% for each of CSIF Balanced, CSIF Equity and CSIF Bond and New Vision and up to 3% for each of CWVF International Equity and Capital Accumulation) to directly support the growth of community-based organizations for the purposes of promoting business creation, housing development, and economic and social development of urban and rural communities. These types of investments offer a rate of return below the then-prevailing market rate, and are considered illiquid, unrated and below-investment grade. They also involve a greater risk of default or price decline than investment grade securities. However, they have a significant social return by making a tremendous difference in our local communities. High Social Impact Investments are valued under the direction and control of the Fund's Board.

The Funds have received an exemptive order to permit them to invest those assets allocated for investment in high social impact investments through the purchase of Community Investment Notes from the Calvert Social Investment Foundation. The Calvert Social Investment Foundation is a non-profit organization, legally distinct from Calvert Group, organized as a charitable and educational foundation for the purpose of increasing public awareness and knowledge of the concept of socially responsible investing. It has instituted the Calvert Community Investments program to raise assets from individual and institutional investors and then invest these assets directly in non-profit or not-for-profit community development organizations and community development banks that focus on low income housing, economic development and business development in urban and rural communities.

Special Equities - CSIF Balanced and Calvert World Values International
Equity

CSIF Balanced and CWVF International Equity each have a Special Equities investment program that allows the Fund to promote especially promising approaches to social goals through privately placed investments. The investments are generally venture capital investments in small, untried enterprises. The Special Equities Committee of each Fund identifies, evaluates, and selects the Special Equities investments. Special Equities involve a high degree of risk-- they are subject to liquidity, information, and if a debt investment, credit risk. Special Equities are valued under the direction and control of the Fund's Board.

About Calvert Group

CALVERT ASSET MANAGEMENT COMPANY, INC.(4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814) ("CAMCO") is the Funds' investment advisor and provides day-to-day investment management services to the Funds. It has been managing mutual funds since 1976. CAMCO is the investment advisor for over 25 mutual funds, including the first and largest family of socially screened funds. As of December 31, 1998, CAMCO had $6 billion in assets under management.

CAMCO uses a team approach to its management of CSIF Bond (since February
1997), Calvert Income (since February 1995), and the fixed-income assets of CSIF Balanced Portfolio (June 1995). Reno J. Martini, Senior Vice President and Chief Investment Officer, heads this team and oversees the management of all Calvert Funds for CAMCO. Mr. Martini has over 18 years of experience in the investment industry and has been the head of CAMCO's asset management team since 1985.

Subadvisors and Portfolio Managers

BROWN CAPITAL MANAGEMENT, INC., 809 Cathedral Street, Baltimore, Maryland, has managed part of the equity investments of CSIF Balanced since 1996, and Capital Accumulation since 1994. In 1997, Brown Capital became the sole Subadvisor for Capital Accumulation. It uses a bottom-up approach that incorporates growth-adjusted price earnings, concentrating on mid-/large-cap growth stocks.

Eddie C. Brown, founder and President of Brown Capital Management, Inc., heads the portfolio management team for Capital Accumulation and Brown Capital's portion of CSIF Balanced. He brings over 24 years of management experience to the Funds, and has held positions with T. Rowe Price Associates and Irwing Management Company. Mr. Brown is a frequent panelist on "Wall Street Week with Louis Rukeyser" and is a member of the Wall Street Week Hall of Fame.

NCM CAPITAL MANAGEMENT GROUP, INC., 103 West Main Street, Durham, NC 27701, has managed part of the equity investments of CSIF Balanced since 1995. NCM is one of the largest minority-owned investment management firms in the country and provides products in equity fixed income and balanced portfolio management. It is also one of the industry leaders in the employment and training of minority and women investment professionals.

NCM's portfolio management team consists of several members, headed by Maceo
K. Sloan. Mr. Sloan has more than 12 years of experience in the investment industry, and is a frequent panelist on Wall Street Week with Louis Rukeyser.

STATE STREET GLOBAL ADVISORS (SSgA); 225 Franklin St., Boston, MA, was established in 1978 as an investment management division of the State Street Bank and Trust Company. SSgA is a pioneer in the development of domestic and international index funds, and has managed CSIF Managed Index since its inception.

SSgA's portfolio management team consists of several members, headed by Arlene Rockefeller. She joined SSgA in 1982, with 10 years experience in investment computer systems. Ms. Rockefeller is currently Principal and Unit Head of Global Enhanced Equities. She manages a variety of SSgA's equity and tax-free funds.

ATLANTA CAPITAL MANAGEMENT COMPANY, LLCLA; Two Midtown Plaza, Suite 1600, 1360 Peachtree Street, Atlanta, GA 30309 has managed CSIF Equity since September 1998.

Daniel W. Boone, III, C.F.A. heads the Atlanta portfolio management team for CSIF Equity. He is a senior Partner and senior investment professional for Atlanta Capital. He has been with the firm since 1976. He specializes in equity portfolio management and research. Before joining the firm, he held positions with the international firm of Lazard, Freres in New York, and Wellington Management Company. Mr. Boone has earned a MBA from the Wharton School of University of Pennsylvania, where he graduated with distinction, and a B.A. from Davidson College.

MURRAY JOHNSTONE INTERNATIONAL, LTD, 875 North Michigan Ave., Suite 3415, Chicago, IL 60611. The firm has managed Calvert World Values International Equity Fund since its inception.

Andrew Preston heads the portfolio management team for International Equity. He joined Murray Johnstone International in 1985, and has held positions as investment analyst in the United Kingdom and U.S. Department, and Fund Manager in the Japanese Department. He was appointed director of the company in 1993. Prior to joining Murray Johnstone, he was a member of the Australian Foreign Service and attended University in Australia and Japan.

AWAD ASSET MANAGEMENT, INC. (AWAD); 250 Park Avenue, New York, NY 10177, a subsidiary of Raymond James & Associates, has managed the New Vision Small Cap Fund since 1997. The firm specializes in the management of small-capitalization growth stocks. They emphasize a growth-at-a-reasonable-price investment philosophy.

James Awad, President of Awad, founded the firm in 1992. He heads the portfolio management team for New Vision Small Cap. Mr. Awad has more than 30 years experience in the investment business, holding positions with firms such as Neuberger & Berman and First Investors Corporation.

Each of the Funds has obtained an exemptive order from the Securities and Exchange Commission to permit the Fund, pursuant to approval by the Board of Trustees/Directors, to enter into and materially amend contracts with the Fund's Subadvisor without shareholder approval. See "Investment Advisor and Subadvisor" in the SAI for further details.

Advisory Fees

The following table shows the aggregate annual advisory fee paid to CAMCO by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets .

         CSIF Balanced                        0.62% 2
         CSIF Managed Index                0.60% 3, 4
         CSIF Equity                          0.56% 2
         CSIF Bond                         0.55% 1, 2
         CWVF International Equity            1.00% 2
         Capital Accumulation                 0.79% 2
         New Vision Small Cap                 0.90% 2
         Calvert Income                       0.70% 2

1        CAMCO waived part of its advisory fee for CSIF Bond. The full contractual rate CSIF Bond was obligated to pay CAMCO for fiscal year 1998 was 0.65%.
2        These advisory agreements were changed by a vote of shareholders in
February 1999. The new advisory fee is: CSIF Balanced, 0.425%;
         CSIF Equity, 0.50%; CSIF Bond, 0.35%; CWVF International Equity, 0.75%; Capital Accumulation, 0.65%; New Vision Small Cap, 0.75%; and Calvert Income, 0.40%. Note the advisory fee does not include the administrative services fee, paid to the Advisor's affiliate. See the fee table of "Fees and Expenses" for the combined advisory and administrative services fee shown as "Management Fee."
3        CSIF Managed Index has not had a full year of operations. Its advisory agreement provides for a fee of 0.60% of the Portfolio's first $500 million of average daily net assets and 0.55% of any such assets over $500 million.
4        CSIF Managed Index has a recapture provision under which CAMCO may elect to recapture from the Fund in a later year any fees CAMCO waives or expenses it assumes, subject to certain limitations.

A Word About the Year 2000 (Y2K) and Our Computer Systems

Like other mutual funds, CAMCO and its service providers use computer systems for all aspects of our business -- processing shareholder and fund transactions, fund accounting, executing trades, and pricing securities just to name a few. Many current software programs cannot distinguish between the year 2000 and the year 1900. This can cause problems with retirement plan distributions, dividend payment software, transaction software, and numerous other areas that could impact the Funds. Calvert Group has been reviewing all of its computer systems for Y2K compliance. Although, at this time, there can be no assurance that there will be no negative impact on the Funds, the Advisor, the underwriter, transfer agent and custodian have advised the Funds that they have been actively working on any necessary changes to their computer systems to prepare for Y2K and expect that their systems, and those of their outside service providers, will be adapted in time for that event. For more information, please visit our website at www.calvertgroup.com.

HOW TO OPEN AN ACCOUNT

Complete and sign an application for each new account. Be sure to specify Class I. All purchases must be made by bankwire in U.S. dollars. For more information and wire instructions, call Calvert Group at 800-327-2109.

Minimum To Open an Account $1,000,000

IMPORTANT - HOW SHARES ARE PRICED
The price of shares is based on each Fund's net asset value ("NAV"). NAV is computed by adding the value of a Fund's holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding. If a Fund has more than one class of shares, the NAV of each class will be different, depending on the number of shares outstanding for each class.

Portfolio securities and other assets are valued based on market quotations, except that securities maturing within 60 days are valued at amortized cost. If market quotations are not readily available, securities are valued by a method that the Fund's Board of Trustees/Directors believes accurately reflects fair value.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange ("NYSE") (normally 4 p.m. ET). Each Fund is open for business each day the NYSE is open. Please note that there are some federal holidays, however, such as Columbus Day and Veteran's Day, when the NYSE is open and the Fund is open but purchases cannot be made due to the closure of the banking system.

Some Funds hold securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed. These Funds do not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Fund's shares may change on days when you will not be able to buy or sell your shares.

WHEN YOUR ACCOUNT WILL BE CREDITED
Your purchase will be processed at the next NAV calculated after your order is received in good order. Each Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. All purchases will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/1000th of a share).

OTHER CALVERT GROUP FEATURES

CALVERT INFORMATION NETWORK
For 24 hour performance and account information call 800-368-2745 or visit http://www.calvertgroup.com
You can obtain current performance and pricing information, verify account balances, and authorize certain transactions with the convenience of one phone call, 24 hours a day.

TELEPHONE TRANSACTIONS
You may purchase, redeem, or exchange shares and wire funds by telephone if you have pre-authorized service instructions. You receive telephone privileges automatically when you open your account unless you elect otherwise. For our mutual protection, the Fund, the shareholder servicing agent and their affiliates use precautions such as verifying shareholder identity and recording telephone calls to confirm instructions given by phone. A confirmation statement is sent for most transactions; please review this statement and verify the accuracy of your transaction immediately.

EXCHANGES
Calvert Group offers a wide variety of investment options that includes common stock funds, tax-exempt and corporate bond funds, and money market funds (call your broker or Calvert representative for more information). We make it easy for you to purchase shares in other Calvert funds if your investment goals change.

Complete and sign an account application, taking care to register your new account in the same name and taxpayer identification number as your existing Calvert account(s). Exchange instructions may then be given by telephone if telephone redemptions have been authorized and the shares are not in certificate form.

Before you make an exchange, please note the following:
Each exchange represents the sale of shares of one Fund and the purchase of shares of another. Therefore, you could realize a taxable gain or loss.

Shares may only be exchanged for Class I shares of another Calvert Fund.

Shareholders (and those managing multiple accounts) who make two purchases and two exchange redemptions of shares of the same Fund during any six-month period will be given written notice and may be prohibited from placing additional investments. This policy does not prohibit a shareholder from redeeming shares of any Fund, and does not apply to trades solely between money market funds.

Each Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

COMBINED GENERAL MAILINGS (Householding)
Multiple accounts with the same social security number will receive one mailing per household of information such as prospectuses and semi-annual and annual reports. You may request further grouping of accounts to receive fewer mailings. Separate statements will be generated for each separate account and will be mailed in one envelope for each combination above.

SPECIAL SERVICES AND CHARGES
Each Fund pays for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account. You may be required to pay a fee for these special services.

MINIMUM ACCOUNT BALANCE
Please maintain a balance in each of your Fund accounts of at least $1,000,000 per Fund. If due to redemptions, the account falls below the minimum, your account may be closed and the proceeds mailed to the address of record. You will be given a notice that your account is below the minimum and will be closed, or moved to Class A (at NAV) after 30 days if the balance is not brought up to the required minimum amount.

DIVIDENDS, CAPITAL GAINS AND TAXES
Each Fund pays dividends from its net investment income as shown below. Net investment income consists of interest income, net short-term capital gains, if any, and dividends declared and on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally paid once a year; however, the Funds do not anticipate making any such distributions unless available capital loss carryovers have been used or have expired. Dividend and distribution payments will vary between classes.

         CSIF Bond                          Paid monthly
         CSIF Balanced                      Paid quarterly
         CSIF Equity                        Paid annually
         CSIF Managed Index                 Paid annually
         CWVF International Equity          Paid annually
         Capital Accumulation               Paid annually
         New Vision Small Cap               Paid annually
         Calvert Income                     Paid monthly

Dividend payment options
Dividends and any distributions are automatically reinvested in the same Fund at NAV, unless you elect to have amounts of $10 or more paid to you by wire to a predesignated bank account. Dividends and distributions from any Calvert Group Fund may be automatically invested in an identically registered account in any other Calvert Group Fund at NAV. If reinvested in the same account, new shares will be purchased at NAV on the reinvestment date, which is generally 1 to 3 days prior to the payment date. You must notify the Funds in writing to change your payment options.

Buying a Dividend
At the time of purchase, the share price of each class may reflect undistributed income, capital gains or unrealized appreciation of securities. Any income or capital gains from these amounts which are later distributed to you are fully taxable. On the record date for a distribution, share value is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend") you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Federal Taxes
In January, each Fund will mail you Form 1099-DIV indicating the federal tax status of dividends and any capital gain distributions paid to you during the past year. Generally, dividends and distributions are taxable in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared. Dividends and distributions are taxable to you regardless of whether they are taken in cash or reinvested. Dividends, including short-term capital gains, are taxable as ordinary income. Distributions from long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned shares.

You may realize a capital gain or loss when you sell or exchange shares. This capital gain or loss will be short- or long-term, depending on how long you have owned the shares which were sold. In January, these Funds will mail you Form 1099-B indicating the total amount of all sales, including exchanges. You should keep your annual year-end account statements to determine the cost (basis) of the shares to report on your tax returns.

Other Tax Information
In addition to federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. You will be notified to the extent, if any, that dividends reflect interest received from US government securities. Such dividends may be exempt from certain state income taxes.

Taxpayer Identification Number
If we do not have your correct Social Security or Taxpayer Identification Number ("TIN") and a signed certified application or Form W-9, Federal law requires us to withhold 31% of your reportable dividends, and possibly 31% of certain redemptions. In addition, you may be subject to a fine by the Internal Revenue Service. You will also be prohibited from opening another account by exchange. If this TIN information is not received within 60 days after your account is established, your account may be redeemed (closed) at the current NAV on the date of redemption. Calvert Group reserves the right to reject any new account or any purchase order for failure to supply a certified TIN.

HOW TO SELL SHARES

You may redeem all or a portion of your shares on any day your Fund is open for business. Your shares will be redeemed at the next NAV calculated after your redemption request is received and accepted. (The proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect your Fund, it may take up to seven (7) days to make payment.. The Funds have the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less. When the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Securities and Exchange Commission, redemptions may be suspended or payment dates postponed.

Follow these suggestions to ensure timely processing of your redemption request:

By Telephone - call 800-368-2745
You may redeem shares from your account by telephone and have your money wired to an address or bank you have previously authorized. Class I redemptions must be made by wire. Please note that there are some federal holidays, however, such as Columbus Day and Veteran's Day, when the NYSE is open and the Fund is open but redemptions cannot be made due to the closure of the banking system.

If you want the money to be wired to a bank not previously authorized, then a voided bank check must be provided. To add instructions to wire to a destination not previously established, or if you would like funds sent to a different address or another person, your letter must be signature guaranteed.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance for the past 5 years (or if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share, by Fund and Class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions), and does not reflect any applicable front- or back-end sales charge. This information has been audited by PricewaterhouseCoopers LLP whose report, along with a Fund's financial statements, are included in the Fund's annual report, which is available upon request.

CSIF Managed Index
                                                    Period Ended
                                                            1998
Net asset value, beginning of period                      $15.00
Income from investment operations
     Net investment income                                   .04
     Net realized and unrealized gain (loss)              (1.50)
         Total from investment operations                 (1.46)
Net asset value, end of period                            $13.54

Total return (includes reinvested dividends)             (9.73%)
Ratios to average net assets:
     Net investment income (loss)                        .54%(a)
     Total expenses+                                     .81%(a)
     Net expenses                                        .75%(a)
     Expenses reimbursed                                 .22%(a)
Portfolio turnover                                           27%
Net assets, ending (in thousands)                        $14,897

(a) Annualized

To Open an Institutional (Class I) Account:
800-327-2109


Performance and Prices:
Calvert Information Network
24 hours, 7 days a week
800-368-2745


Service for Existing Accounts:
Shareholders 800-327-2109


TDD for Hearing-Impaired:
800-541-1524


Calvert Office:
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814


Registered, Certified or
Overnight Mail:
Calvert Group
c/o NFDS
330 West 9th Street
Kansas City, MO 64105


Calvert Group Web-Site
Address: http://www.calvertgroup.com


PRINCIPAL UNDERWRITER
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

For investors who want more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about each Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI for each Fund provides more detailed information about the Fund and is incorporated into this prospectus by reference.

You can get free copies of reports and SAIs, request other information and discuss your questions about the Funds by contacting your broker, or the Funds at:



Calvert Group
4550 Montgomery Ave, Suite 1000N
Bethesda, Md. 20814

Telephone: 1-800-327-2109

Calvert Group Web-Site
Address: http://www.calvertgroup.com

You can review the Funds' reports and SAIs at the public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

For a fee, by writing to or calling the Public Reference Room of the Commission, Washington, D.C. 20549-6009, Telephone: 1-800-SEC-0330.

Free from the Commission's Internet website at http://www.sec.gov.

Investment Company Act file: no.811-3334 (CSIF)
                            no.811- 06563 (CWVF International Equity and
Capital Accumulation)
                            no.811- 3416 (New Vision and Calvert Income)